UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2009

NATURAL BLUE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12493	13-3134389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

146 West Plant Street, Suite 300, Winter Garden, Florida 34787
(Address of principal executive offices) (zip code)

866-739-3945
(Registrant’s telephone number, including area code)

2150 South 1300 East, Suite 500, Salt Lake City, Utah 84106
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition.

On July 24, 2009, Natural Blue Resources, Inc., a Delaware corporation formerly known as Datameg Corp. (the “Company”), closed its previously announced share exchange with the shareholders of Natural Blue Resources, Inc., a Nevada corporation (“NBR”).  Pursuant to the terms of the Share Exchange Agreement (the “Share Exchange Agreement”), the Company received from the NBR stockholders all of NBR’s outstanding common stock, consisting of 44,661,585, shares in exchange for the right to receive a number of shares that would equal 90% of the issued and outstanding shares of the Company’s common stock upon completion of the transaction.  The number of shares of common stock issued by the Company to the NBR stockholders in the share exchange transaction was 44,356,598 shares.  As a result of the transaction, NBR became a wholly owned subsidiary of the Company and Company became subject to a change of control with the former shareholders of NBR owning 90% of the Company’s outstanding common stock following the transaction.

As a condition of, and prior to, to the closing of the share exchange transaction, the Company effected a 1 for 100 reverse stock split on July 24, 2009.  Following the reverse stock split, but before the closing of the share exchange, there were 4,928,511 shares of the Company’s common stock outstanding.  Upon closing of the share exchange, there were 49,285,109 shares of the Company’s common stock outstanding including shares issued to the NBR stockholders in the share exchange.

The Company’s stockholders approved the reverse stock split and the share exchange transaction by written consent on June 18, 2009.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the share exchange transaction which was closed on July 24, 2009, as described in Item 2.01 above, the NBR stockholders were entitled to receive an aggregate of 44,356,598 shares of the Company’s common stock in exchange for all of NBR’s outstanding common stock consisting of 44,661,585 shares.  The issuance by the Company of such shares of common stock was exempt from the registration requirements of the Securities Act of 1933, as amended, under Section 4(2) thereof, and Rule 506 of Regulation D promulgated there under.

Item 5.01 Changes in Control of Registrant

As a result of the share exchange transaction which was closed on July 24, 2009, as described in Item 2.01 above, the former stockholders of NBR acquired beneficial ownership of 90% of the Company’s issued and outstanding voting securities following the transaction.  Pursuant to the Share Exchange Agreement, upon compliance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14(f)-1 promulgated there under, the current members of the Company’s Board of Directors shall resign and designees of NBR shall be appointed to serve the unexpired terms of such directors.

Item 8.01 Other Events

As a condition of, and prior to, the closing of the share exchange transaction, the Company affected a 1 for 100 reverse stock split on July 24, 2009, resulting in 4,928,511 shares of the Company’s common stock outstanding.

In connection with the closing of the share exchange transaction, the Company changed its name from Datameg Corporation to Natural Blue Resources, Inc. and changed its trading symbol from DTMG to NTUR.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Independent Auditors’ Report

To the Board of Directors
Natural Blue Resources, Inc.

We have audited the accompanying balance sheet of Natural Blue Resources, Inc. (a development stage enterprise) as of July 31, 2009 and the related statements of operations, changes in stockholders’ equity, and cash flows for the period from inception (March 2, 2009) to period ending July 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natural Blue Resources, Inc. (a development stage enterprise) at July 31, 2009, and the results of its operations and its cash flows for the period from inception (March 2, 2009) to period ending July 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered losses from operations and has a deficit at July 31, 2009 that raise substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Cross, Fernandez & Riley, LLP
Certified Public Accountants

February 1, 2010
Orlando, FL

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Balance Sheet
July 31, 2009

Assets
Current assets:
Cash and cash equivalents	$1,928,607
Available for sale investment	378,750
Other current assets	1,704
Total current assets	2,309,061
Held to maturity investment, net	--
$2,309,061

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$31,101
Total current liabilities	31,101

Stockholders’ equity:
Common stock; par value $0.0001, 50,000,000 shares authorized, 40,691,585 shares issued and outstanding	4,069
Paid-in capital	2,466,195
Other comprehensive items	293,750
Deficit accumulated during the development stage	(486,054)
Total stockholders’ equity	2,277,960
$2,309,061

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Statement of Operations
Period from inception (March 2, 2009) to July 31, 2009

Revenue	$--

Costs and expenses:
Impairment of investment	203,068
Professional and consulting	162,240
Salaries and wages	54,513
Geosciences research	45,371
Advertising and promotion	2,500
Other general and administrative	21,430
489,122
Other income (expense)
Interest income	3,068

Net loss	$(486,054)

Net loss per common share, basic and diluted	$(0.01)
Weighted average shares used for net loss per common share	38,437,982

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Statement of Changes in Stockholders’ Equity
Period from inception (March 2, 2009) to July 31, 2009

	Common Stock Shares Amount		Paid-in Capital	Comprehensive Items	Accumulated Deficit	Stockholders’ Equity
Sales of common stock:
Initial capitalization (March – April 2009)	38,226,113	$3,822	$970	$--	$--	$4,792
Private placement (April – June 2009)	2,465,472	247	2,465,225	--	--	2,465,472
Unrealized gain on available for sale investments	--	--	--	293,750	--	293,750
Net loss	--	--	--	--	(486,054)	(486,054)

Balances at July 31, 2009	40,691,585	$4,069	$2,466,195	$293,750	$(486,054)	$2,277,960

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Statement of Cash Flows
Period from inception (March 2, 2009) to July 31, 2009

Cash flows from operating activities:
Net loss	$(486,054)
Adjustments to reconcile net loss to cash used in operating activities:
Impairment of investment	203,068
Changes in operating assets and liabilities:
Other current assets	(4,772)
Accounts payable and accrued liabilities	31,101
Cash used in operating activities	(256,657)

Cash flows from investing activities:
Purchase of investments	(285,000)
Cash used in investing activities	(285,000)

Cash flows from financing activities:
Sale of common stock	2,470,264
Cash provided by financing activities	2,470,264

Net increase in cash	1,928,607
Cash at the beginning of the period	--
Cash at the end of the period	$1,928,607

Supplemental cash flow information:
Cash paid for interest	$--
Cash paid for income taxes	$--

The Notes to the Financial Statements are an integral part of these financial statements.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Period from inception (March 2, 2009) to July 31, 2009

A. Organization and business:

Natural Blue Resources, Inc. was organized as a Nevada Corporation on March 2, 2009.

We are engaged in the acquisition and development of water conservation and related treatment technologies. Our core strategy involves the acquisition of, or investment in, companies and technologies that are operating efficiently and bolster our efforts to deliver green solutions for water conservation.

We are currently in the development stage, as that term is defined in Accounting Standards Codification (“ASC”) Topic 915, Development Stage Entities. During this stage of our development, we are devoting substantially all of our efforts in identifying companies and technologies to further our business strategy. We are also engaged in developing our business infrastructure and we are seeking capital to support the further development and deployment of our product.

As more fully discussed in Note H, we merged with Datameg Corporation on July 24, 2009 and are the surviving company in this reverse-merger transaction. As a matter of convenience, the financial information contained herein is as of July 31, 2009, but does not include the effects of our merger with Datameg Corporation. Transactional activity during the period July 25, 2009 and July 31, 2009 is insignificant and accordingly, the merger will be accounted for as of July 31, 2009.

B. Going concern:

We have prepared our financial statements under the presumption that we will continue as a going concern for a reasonable period. However, as previously mentioned, we are currently in our development stage and, accordingly, we have not generated revenue. During the period from our inception (March 2, 2009) to July 31, 2009, we generated net losses of $282,986 and used cash in our operations in the amount of $256,657. These conditions and negative trends raise substantial doubt about our ability to continue as a going concern.

As more fully discussed in Note H, we merged with Datameg Corporation on July 24, 2009, which was a public shell company. We entered into this transaction, with respect to which we are the accounting acquirer, to provide a platform for raising capital and further developing our water conservation and green technologies. Our continuation as a going concern is dependent upon strategically deploying our existing capital, raising additional capital and further developing our Green technologies to a state of commercial viability and revenue generation. However, there can be no assurances that capital will be available at terms acceptable to our management, if at all, or that our acquired or developed technologies can achieve profitable operations. The accompanying financial statements do not include any adjustments that may result from the substantial doubt surrounding our ability to continue as an ongoing concern.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Period from inception (March 2, 2009) to July 31, 2009

C. Significant accounting policies:

Cash and Cash Equivalents – For purposes of reporting cash flows, we consider cash in operating bank accounts, demand deposits, cash on hand and highly-liquid debt instruments, with an initial maturity of three months or less, as cash and cash equivalents.

Investments – Our investments consist of available for sale securities, and may also consist in future periods of non-marketable securities, debt securities and other equity investments. We account for our investments in accordance with ASC Topic 320 Investments.

Available-for-Sale Investments: Investments that we designate as available-for-sale are reported at fair value, with unrealized gains and losses, net of tax, recorded in accumulated other comprehensive income (loss). We base the cost of the investment sold on the specific identification method using market rates for similar financial instruments. Our available-for-sale investments include and may include in future periods.

Held-to-Maturity Investments: Investments in interest-bearing forward contracts, such as notes receivable, are reported at cost and amortized to their respective redemption values over the term of the arrangement. Impairments are recorded when it is concluded that declines in value are other than temporary in their nature.

Non-Marketable and Other Equity Investments: We account for non-marketable and other equity investments under either the cost or equity method and include them in other long-term assets. Our non-marketable and other equity investments include:

•
Equity method investments when we have the ability to exercise significant influence, but not control, over the investee. We record equity method adjustments in gains (losses) on equity investments, net. Equity method adjustments include: our proportionate share of investee income or loss, gains or losses resulting from investee capital transactions, amortization of certain differences between our carrying value and our equity in the net assets of the investee at the date of investment, and other adjustments required by the equity method. In certain instances, due to the time that it takes our equity investees to close their accounting records, we record our equity interest in income or loss in arrears up to but not exceeding three-months.

•	Non-marketable cost method investments when we do not have the ability to exercise significant influence over the investee.

Other-Than-Temporary Impairment: All of our non-marketable and other investments are subject to a periodic impairment review. Investments are considered to be impaired when a decline in fair value is judged to be other-than-temporary. The indicators that we use to identify those events and circumstances include:

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Period from inception (March 2, 2009) to July 31, 2009

C. Significant accounting policies (continued):

•	the investee's revenue and earnings trends relative to predefined milestones and overall business prospects;
•	the technological feasibility of the investee's products and technologies;
•	the general market conditions in the investee's industry or geographic area, including regulatory or economic changes;
•	factors related to the investee's ability to remain in business, such as the investee's liquidity, debt ratios, and the rate at which the investee is using its cash; and
•
the investee's receipt of additional funding at a lower valuation. If an investee obtains additional funding at a valuation lower than our carrying amount or a new round of equity funding is required for the investee to remain in business, and the new round of equity does not appear imminent, it is presumed that the investment is other than temporarily impaired, unless specific facts and circumstances indicate otherwise.

Advertising – We expense advertising and marketing costs as they are incurred.

Research and Development Costs – We may incur and expense research and development expenses, as defined in ASC Topic 730 Research and Development, as these costs are incurred.

Share-based payment – We apply the grant-date fair value method to our share-based payment arrangements with employees and others under the rules provided in ASC Accounting for Share-Based Payment. Under ASC Topic 718 Stock Compensation, share-based compensation cost to employees is measured at the grant date fair value based on the value of the award and is recognized over the service period, which is usually the vesting period for employees. Share-based payments to non-employees are recorded at fair value on the measurement date and reflected in expense over the service period.

Income Taxes – We record our income taxes using the asset and liability method provided in ASC Topic 740 Income Taxes. Under this method, the future tax consequences attributed to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis are reflected as tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences reverse. Changes in these deferred tax assets and liabilities are reflected in the provision for income taxes. However, we are required to evaluate the recoverability of net deferred tax assets. If it is more likely than not that some portion of a net deferred tax asset will not be realized, a valuation allowance is recognized with a charge to the provision for income taxes. Our tax reporting year ends December 31, 2009. As of July 31, 2009, our projected effective income tax rate is zero, due to our anticipated cumulative loss position. Also, see Note H.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Period from inception (March 2, 2009) to July 31, 2009

C. Significant accounting policies (continued):

Net Loss per Common Share – We have applied the provisions in ASC Topic 260 Earnings Per Share in calculating our basic and diluted loss per common share. Basic loss per common share represents our net loss divided by the weighted average number of common shares outstanding during the period. Diluted loss per common share gives effect to all potentially dilutive securities. We compute the effects on diluted loss per common share arising from warrants and options using the treasury stock method. We compute the effects on diluted loss per common share arising from convertible securities using the if-converted method. The effects, if anti-dilutive are excluded.

Estimates – The preparation of our financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts in our consolidated financial statements. Actual results could differ from those estimates.

Risk and Uncertainties – Our future results of operations and financial condition will be impacted by the following factors, among others: dependence on the worldwide trend toward green solutions and rapidly changing technology, on third-party management who oversee companies in which we invest, on the successful development and marketing of new products in new and existing markets. Generally, we are unable to predict the future status of these areas of risk and uncertainty. However, negative trends or conditions in these areas could have an adverse affect on our business.

D. Investments:

Our available for sale investment consisted of the following at July 31, 2009:

Description	Cost	Fair Value	Unrealized Gain
375,000 shares of PrismOne, Inc. common stock, representing 1.65% in ownership	$85,000	$378,750	$293,750

The fair value of our investment in PrismOne, Inc. is based upon the closing market price of the investee’s common stock, which trades publicly (PMOZ.OB). As of July 31, 2009, the closing market price was $1.01; as of December 15, 2009, the closing market price was $0.16. Management views the price decline as temporary in nature. However, our investment in PrismOne, Inc. is subject to the specific risks of the investee and market risks, in general.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Period from inception (March 2, 2009) to July 31, 2009

D. Investments (continued):

Our held-to-maturity investment consisted of the following at July 31, 2009:

Description	Cost	Interest	Amortized Value
8%, face value $200,000 note receivable Due May 2010	$200,000	$3,068	$203,068
Allowance*			(203,068)
Carrying value			$--
* We have fully reserved for the Note & accumulated interest as this Note is non-recourse.

E. Stockholders’ equity:

Sales of common stock – During the period from inception (March 2, 2009) to July 31, 2009, we sold shares of our common stock, as follows:

During the period from March 17, 2009 to April 4, 2009, we sold 38,226,113 shares of our common stock to founding investors. Of these shares sold, 36,529,198 were sold at par value of $0.0001 per share, resulting in aggregate proceeds of $3,653; and 1,696,915 were sold at $0.0002, resulting in aggregate proceeds of $1,139.

During the period from April 14, 2009 to June 19, 2009, we sold 2,465,472 shares of common stock to accredited investors pursuant to a private placement agreement. Aggregate proceeds from the private placement amounted to $2,465,500.

Contingent issuances – On June 15, 2009, we reserved in deposit, for the benefit of Kaleida Eco Ventures, Inc., 4,000,000 shares of our common stock pursuant to a then impending purchase agreement related to Eco Wave, LLC. As more fully discussed in Note H Subsequent Events, our purchase of the Eco Wave technology was completed subsequent to our merger with Datameg Corporation. The Eco Wave LLC purchase was ultimately completed with Datameg Corporation common stock on August 12, 2009, as more fully discussed in Notes G and H.

F. Related party transactions:

As more fully discussed in Note H, we completed a merger of our company with Datameg Corporation on July 24, 2009. At the time of this merger, certain officers of Datameg Corporation owned approximately 3.8% of our outstanding common stock, acquired for investment purposes in connection with the sales of common stock discussed in Note G.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Period from inception (March 2, 2009) to July 31, 2009

G. Commitments and contingencies:

Technology license purchase commitment – On June 15, 2009, we entered into an agreement in principle with Kaleida Eco Ventures, Inc. (“Kaleida”) to purchase the member interests of Eco Wave, LLC (“Eco Wave”), which had as its sole holding, a License Agreement with Kaleida to market and distribute a patented microwave technology related to collecting and recycling wastewater sludge and biosolids. Kaleida is the owner of the patent and related intellectual properties.

The License Agreement has a term of seven years, which coincides with the remaining legal life of the underlying patent, and provides for exclusive territorial rights throughout the world, with the sole exception of the Republic of Korea. The License Agreement further provides for royalty payments of $200,000 for each installed recycling unit and stipulates minimum installation levels. The failure to achieve the minimum levels could result in termination. See Note H. As of December 31, 2009 we had no additional liability for installed units and are in compliance with our minimum installation levels.
H. Subsequent events:

Merger with Datameg Corporation – On July 24, 2009, we entered into a Share Exchange Agreement (the “Agreement”) with Datameg Corporation, a publicly traded Delaware Corporation, which subsequently changed its name to Natural Blue Resources, Inc. Pursuant to the Agreement, Datameg acquired all of our common stock in exchange for 44,356,598 shares of its common stock, representing 90% of the voting control on a post merger basis. The exchange ratio of Datameg to our common stock in terms of number of shares was approximately .993 to 1.00. Considering that, following the merger, our stockholders control the majority of Datameg’s outstanding voting common stock, our management has assumed operational, management and governance control and Datameg effectively succeeded its otherwise minimal operations to those that are ours, we are considered the accounting acquirer in this reverse-merger transaction.

Technology license purchase – As discussed in Note G, we entered into an agreement in principal to acquire Eco Wave. On August 12, 2009, following the aforementioned merger, we entered into a Limited Liability Company Purchase Agreement (“Purchase Agreement”) with Kaleida that provided for our purchase of all member interests in Eco Wave in exchange for 3,972,685 shares of our legal parent company’s common stock. In addition, upon the achievement of certain installation milestones, ranging from 50 to over 75 installations, we will be required to issue Kaleida 1,000,000 and 2,000,000 shares of our post-merger legal parent company, respectfully.

Natural Blue Resources, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
Period from inception (March 2, 2009) to July 31, 2009

H. Subsequent events (continued):

Eco Wave, although a limited liability company, did not meet the definition of a business on the purchase date because it did not constitute an integrated set of activities (inputs, processes, and outputs) that would be necessary to conduct business and achieve a return for its investors. Rather, the sole asset of Eco Wave was the License Agreement with Kaleida and it had no customers, employees or other processes to advance the technology. Accordingly, we intend to treat our purchase of Eco Wave as a purchase of the intangible License Arrangement, which will be measured either based upon the fair value of the consideration that we issue or the fair value of the asset that we receive, whichever we determine to be more reliable. The intangible asset will be amortized through charges to our operations over the shorter of the contractual term or the estimated period of the asset’s utility. In addition, we intend to account for the additional consideration described in the preceding paragraph as additional royalty expense when, and if, incurred; accordingly, we will record the fair value of that consideration in our operations as units are installed to properly associate our total costs to the revenue associated with each installation.

Promissory note investment – On September 16, 2009, we entered into a convertible promissory note financing arrangement with On Demand Color Group LLC (“On Demand”), which provided for our investment in a variable rate of 2%, $150,000 face value promissory note. Principal and interest are due on September 15, 2010 unless prepaid. If the Note is not prepaid as of September 15, 2010, the variable rate of interest will increase from 2% to 8% .We may convert the note into a 20% member interest in On Demand at any time prior to repayment. We will account for the promissory note as an available for sale investment.

Item 9.01 (b) Exhibits

(a)  Exhibit 99.2 – Pro forma financial information required by Rule 8-05 of Regulation S-X as follows:

Natural Blue Resources, Inc. (Natural Blue Delaware)
Introduction
Pro Forma Balance Sheet as of June 30, 2009 and December 31, 2008
Pro Forma Statement of Operations for the six month ended June 30, 2009
Pro Forma Statement of Operations for the year ended December 31, 2008
Notes to Pro Forma Financial Information

(b)  Exhibit 3.1 - Certificate of Amendment of Certificate of Incorporation for Datameg Corporation (filed as Exhibit 99.1 to Registrant’s Form 8-K filed on July 24, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL BLUE RESOURCES, INC.

Date: February 5, 2010	By:	/s/ Toney Anaya
Toney Anaya
Chief Executive Officer